SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                    October 17, 2000
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



     New York                        1-4346                  11-2418067
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three and nine month periods ended September 30, 2000 and 1999 and provides certain additional financial information. Certain prior period amounts have been reclassified or restated to conform to current period presentation.


                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)


                                                                     September 30,
                                                                  ------------------
                                                              2000                  1999
                                                              ----                  ----

Total stockholder's equity                                $   10,687            $   9,879

Total assets under fee-based management (1)               $  444,200            $ 358,100


                                                                   Three                         Nine
                                                                Months Ended                 Months Ended
                                                                September 30,                September 30,
                                                            2000            1999         2000            1999
Revenues:

 Commissions                                              $  994          $  815       $3,327          $2,623
 Investment banking                                        1,003             778        2,750           2,213
 Asset management and administration fees                    848             693        2,446           1,958
 Principal transactions                                      760             329        2,263           2,011
 Other                                                       108              67          347             185
                                                          ------          ------       ------          ------
   Total noninterest revenues                              3,713           2,682       11,133           8,990
                                                          ------          ------       ------          ------
 Interest and dividends                                    4,375           2,811       11,637           8,290
 Interest expense                                          3,938           2,420       10,348           7,083
                                                          ------          ------       ------          ------

   Net interest and dividends                                437             391        1,289           1,207
                                                          ------          ------       ------          ------

   Revenues, net of interest expense                       4,150           3,073       12,422          10,197
                                                          ------          ------       ------          ------

Noninterest expenses:

 Compensation and benefits                                 2,181           1,608        6,319           5,206
 Floor brokerage and other production                        171             110          472             335
 Communications                                              170             124          465             360
 Occupancy and equipment                                     147             114          406             333
 Advertising and market development                          121              81          331             236
 Professional services                                        81              64          235             174
 Other operating and administrative expenses                 172             138          530             496
 Restructuring credit                                          -             (30)           -            (241)
                                                          ------          ------       ------          ------
   Total noninterest expenses                              3,043           2,209        8,758           6,899
                                                          ------          ------       ------          ------

   Income before income taxes and cumulative
    effect of change in accounting principle               1,107             864        3,664           3,298

Provision for income taxes                                   411             326        1,322           1,220
                                                          ------          ------       ------          ------

Income before cumulative effect
 of change in accounting principle                           696             538        2,342           2,078
                                                          ------          ------       ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $12)                         -               -            -             (15)
                                                          ------          ------       ------          ------

Net income                                                $  696          $  538       $2,342          $2,063
                                                          ======          ======       ======          ======


(1) Includes jointly managed assets of $60,300 and $43,600 as of September 30, 2000 and 1999, respectively.





                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: October 17, 2000                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller